ARTICLES SUPPLEMENTARY
                                       OF
                             LEBENTHAL FUNDS, INC.,
                     LEBENTHAL NEW YORK MUNICIPAL BOND FUND

      Lebenthal Funds, Inc., a Maryland Corporation having its principal office in the State of Maryland in the City of Baltimore (hereinafter called the "Corporation" or the "Fund"), certifies to the Department of Assessments and Taxation of Maryland that:

      (1) The following is a description of the stock, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, as set and changed by the board of directors:

            Four billion (4,000,000,000) shares of the authorized shares of stock of the Corporation are allocated to the following class of Common Stock: Lebenthal New York Municipal Bond Fund. The shares of such stock may be issued in this class, having such designations, such powers, preferences and rights and such qualifications, limitations and restrictions as the shares of the currently existing class of common stock.

      (2) The Corporation's stock has been reclassified by the Corporation's board of directors under the authority contained in Article Fifth of the Corporation's Articles of Incorporation, as amended.

      IN WITNESS WHEREOF, Lebenthal Funds, Inc., has caused these presents to be signed in its name and on its behalf by its President or one of its Vice Presidents and attested by its Secretary or one of its Assistant Secretaries, on September __, 1993.


                               LEBENTHAL FUNDS, INC.,
                               LEBENTHAL NEW YORK MUNICIPAL BOND FUND


                               By:____________________________
                                  Peter J. Sweetser
                                  President


Attest:

__________________________
Bernadette N. Finn
Secretary

      THE UNDERSIGNED, President of LEBENTHAL FUNDS, INC., who executed on behalf of said Corporation, the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information, and in all material respects, under the penalties of perjury.

                               LEBENTHAL FUND, INC.,
                               LEBENTHAL NEW YORK MUNICIPAL BOND FUND


                               By:____________________________
                                  Peter J. Sweetser
                                  President

                             ARTICLES SUPPLEMENTARY
                                       OF
                             LEBENTHAL FUNDS, INC.,
                    LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND

      Lebenthal Funds, Inc., a Maryland Corporation having its principal office in the State of Maryland in the City of Baltimore (hereinafter called the "Corporation" or the "Fund"), certifies to the Department of Assessments and Taxation of Maryland that:

      (1) The following is a description of the stock, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, as set and changed by the board of directors:

            Two billion (2,000,000,000) shares of the authorized shares of stock of the Corporation are allocated to the following class of Common
            Stock: Lebenthal New Jersey Municipal Bond Fund. The shares of such stock may be issued in this class, having such designations, such powers, preferences and rights and such qualifications, limitations and restrictions as the shares of the currently existing class of common stock.

      (2) The Corporation's stock has been reclassified by the Corporation's board of directors under the authority contained in Article Fifth of the Corporation's Articles of Incorporation, as amended.

      IN WITNESS WHEREOF, Lebenthal Funds, Inc., has caused these presents to be signed in its name and on its behalf by its President or one of its Vice Presidents and attested by its Secretary or one of its Assistant Secretaries, on September , 1993.


                               LEBENTHAL FUNDS, INC.,
                               LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND


                               By:____________________________
                                  Peter J. Sweetser
                                  President



Attest:

________________________
Bernadette N. Finn
Secretary

      THE UNDERSIGNED, President of LEBENTHAL FUNDS, INC., who executed on behalf of said Corporation, the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information, and in all material respects, under the penalties of perjury.

                               LEBENTHAL FUND, INC.,
                               LEBENTHAL NEW YORK MUNICIPAL BOND FUND


                               By:____________________________
                                  Peter J. Sweetser
                                  President

                             ARTICLES SUPPLEMENTARY
                                       OF
                             LEBENTHAL FUNDS, INC.,
                      LEBENTHAL TAXABLE MUNICIPAL BOND FUND

      Lebenthal Funds, Inc., a Maryland Corporation having its principal office in the State of Maryland in the City of Baltimore (hereinafter called the "Corporation" or the "Fund"), certifies to the Department of Assessments and Taxation of Maryland that:

      (1) The following is a description of the stock, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, as set and changed by the board of directors:

            Two billion (2,000,000,000) shares of the authorized shares of stock of the Corporation are allocated to the following class of Common
            Stock: Lebenthal Taxable Municipal Bond Fund. The shares of such stock may be issued in this class, having such designations, such powers, preferences and rights and such qualifications, limitations and restrictions as the shares of the currently existing class of common stock.

      (2) The Corporation's stock has been reclassified by the Corporation's board of directors under the authority contained in Article Fifth of the Corporation's Articles of Incorporation, as amended.

      IN WITNESS WHEREOF, Lebenthal Funds, Inc., has caused these presents to be signed in its name and on its behalf by its President or one of its Vice Presidents and attested by its Secretary or one of its Assistant Secretaries, on September , 1993.

                               LEBENTHAL FUNDS, INC.,
                               LEBENTHAL TAXABLE MUNICIPAL BOND FUND


                               By:____________________________
                                  Peter J. Sweetser
                                  President


Attest:

___________________________
Bernadette N. Finn
Secretary

      THE UNDERSIGNED, President of LEBENTHAL FUNDS, INC., who executed on behalf of said Corporation, the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information, and in all material respects, under the penalties of perjury.

                               LEBENTHAL FUND, INC.,
                               LEBENTHAL TAXABLE MUNICIPAL BOND FUND


                               By:____________________________
                                  Peter J. Sweetser
                                  President